Exhibit 10.2

AMENDMENT NO. 1 TO THE PROMISSORY NOTE

THIS AMENDMENT NO. 1 TO THE PROMISSORY NOTE (this “Agreement”), dated as of August 18, 2021, by and between Integrated Energy Transition Acquisition Corp., a Delaware corporation (the “Maker”) and Integrated Energy Partners, LLC (the “Payee”).

WHEREAS, Maker executed and delivered a Promissory Note dated as of October 2, 2020 to Payee in the original principal amount of three hundred thousand dollars ($300,000) (the “Promissory Note”); and

WHEREAS, Maker and Payee desire to amend the Promissory Note as set forth herein.

NOW, THEREFORE, for other good and valuable consideration, the Maker and Payee hereby agree as follows:

1.	All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Promissory Note.
2.	Paragraph 1 of the Promissory Note is hereby deleted in its entirety and replaced with the following:

Principal. The entire unpaid principal balance of this Note shall be payable on the earlier of: (i) March 31, 2022 or (ii) the date on which Maker consummates an initial public offering of its securities (such earlier date, the “Maturity Date”). The principal balance may be prepaid at any time. Under no circumstances shall any individual, including but not limited to any officer, director, employee or stockholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

3.	Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Promissory Note shall remain in full force and effect.
4.	This Agreement shall be binding upon and inure to the benefit of the Maker and Payee and their respective successors and assigns.
5.	This Agreement shall be construed and enforced in accordance with the laws of Delaware, without regard to conflict of law provisions thereof.

[signature page follows]

IN WITNESS WHEREOF, the Maker has caused this Agreement to be duly executed as of the day and year first above written.

INTEGRATED ENERGY TRANSITION ACQUISITION CORP.

/s/ Christopher J. Close
Name: Christopher J. Close
Title: Chief Financial Officer

[Signature Page to Amendment No. 1 to the Promissory Note]